Exhibit 99.1

IDEARC INC.

Reconciliation of Print Products Revenue (GAAP) to Published Print Revenue (non-GAAP)

					(dollars in millions)

Unaudited	3 Mos. Ended 3/31/06	3 Mos. Ended 6/30/06	3 Mos. Ended 9/30/06	3 Mos. Ended 12/31/06	12 Mos. Ended 12/31/06
Print Products Revenue (GAAP)	$752	$746	$743	$737	$2,978
% Change year-over-year	-7.4%	-6.1%	-4.4%	-3.5%	-5.4%
Less: Net difference in Published Print versus Amortized Revenue recognition methodology	51	(24)	166	(123)	70

Published Print Revenue (non-GAAP) (1)	$701	$770	$577	$860	$2,908
% Change year-over-year	-5.1%	-2.5%	-3.4%	-1.0%	-2.9%

Unaudited	3 Mos. Ended 3/31/05	3 Mos. Ended 6/30/05	3 Mos. Ended 9/30/05	3 Mos. Ended 12/31/05	12 Mos. Ended 12/31/05
Print Products Revenue (GAAP)	$812	$794	$777	$764	$3,147
% Change year-over-year	-4.3%	-4.8%	-5.6%	-6.0%	-5.2%
Less: Net difference in Published Print versus Amortized Revenue recognition methodology	73	4	180	(104)	153

Published Print Revenue (non-GAAP) (1)	$739	$790	$597	$868	$2,994
% Change year-over-year	-5.0%	-4.9%	-5.2%	-6.8%	-5.6%

Unaudited	3 Mos. Ended 3/31/04	3 Mos. Ended 6/30/04	3 Mos. Ended 9/30/04	3 Mos. Ended 12/31/04	12 Mos. Ended 12/31/04
Print Products Revenue (GAAP)	$848	$834	$823	$813	$3,318
Less: Net difference in Published Print versus Amortized Revenue recognition methodology	70	3	193	(119)	147

Published Print Revenue (non-GAAP) (1)	$778	$831	$630	$932	$3,171

(1)	Published print revenue represents the total revenue value of directories published that will be amortized over the life of the directories, which is typically 12 months. The directories for 2006 above are aligned by the quarter in which they were published. Directories from preceeding periods have been aligned to match the publication schedule of 2006 publications, allowing for a meaningful comparison of current publications to previous publications. In 2006 there were several directories that were rescheduled from 2006 to 2007, the published value of which is not reflected in the numbers above. In 2007, when these directories publish, 2006 and prior years will be adjusted to provide meaningful year-over-year comparisons.

IDEARC INC.

Consolidated Statements of Income - Reconciliation from Reported (GAAP) to Pro Forma (Non-GAAP)

			(dollars in millions, except per share amounts)
		Pro Forma Items
Unaudited	12 Mos. Ended 12/31/05 Reported (GAAP)	Pension OPEB Reduction (3)	Printing Contract (4)	Hawaii Operations (5)	Debt (6)	12 Mos. Ended 12/31/05 Pro Forma (Non-GAAP)
Operating Revenue
Print products	$3,147	$—	$—	$(22)	$—	$3,125
Internet	197	—	—	—	—	197
Other	30	—	(24)	—	—	6

Total Operating Revenue	3,374	—	(24)	(22)	—	3,328

Operating Expense
Selling	646	(25)	—	(2)	—	619
Cost of sales (exclusive of depreciation and amortization)	622	(9)	(43)	(2)	—	568
General and administrative	374	(6)	—	(2)	—	366
Depreciation and amortization	91	—	—	—	—	91

Total Operating Expense	1,733	(40)	(43)	(6)	—	1,644

Operating Income	1,641	40	19	(16)	—	1,684
Interest expense (income), net	(16)	—	—	—	718	702

Income Before Provision for Income Taxes	1,657	40	19	(16)	(718)	982
Provision for income taxes	632	16	7	(6)	(280)	369

Net Income	$1,025	$24	$12	$(10)	$(438)	$613

Basic and Diluted Earnings per Share (1)	$7.03	$.16	$.08	$(.07)	$(3.00)	$4.20

Operating Income	$1,641	$40	$19	$(16)	$—	$1,684
Depreciation and Amortization	91	—	—	—	—	91

OIBITDA (non-GAAP) (2)	$1,732	$40	$19	$(16)	$—	$1,775

OIBITDA (non-GAAP) margin (2)	51.3%					53.3%

Notes:

(1)

The number of shares issued for the spin-off of Idearc on November 17, 2006 was approximately 146 million. For basic and diluted earnings per share calculations it was assumed that approximately 146 million shares were outstanding for the entire period.

(2)	OIBITDA is a non-GAAP measure that represents Operating Income Before Interest, Taxes, Depreciation, and Amortization. OIBITDA margin is calculated by dividing OIBITDA by total operating revenue.
(3)

On-going net pension and OPEB expenses are expected to be reduced, primarily as a result of the 414(l) pension asset transfer from the Verizon Pension Plan as the result of the Idearc spin-off from Verizon. This pro forma adjustment is to reflect the expected on-going pension and OPEB cost levels during this historical period.

(4)

Idearc entered into a new printing contract with R.R. Donnelley and Sons in 2006. This pro forma adjustment is to reflect the impact of exiting the commercial print business ($24 million in revenue and $22 million in costs) and a reduction in printing cost rates during this historical period.

(5)	Reflects the elimination of Hawaii operations, due to its sale in May 2005.
(6)

As a result of the spin on November 17, 2006, Idearc now has $9.1 billion of debt and will incur interest expense that it did not incur in the past. This pro forma adjustment is to reflect the ongoing interest expense levels during this historical period.

IDEARC INC.

Consolidated Statements of Income—Reported (GAAP)

			(dollars in millions, except per share amounts)

Unaudited	3 Mos. Ended 3/31/06	3 Mos. Ended 6/30/06	3 Mos. Ended 9/30/06	3 Mos. Ended 12/31/06	12 Mos. Ended 12/31/06
Operating Revenue
Print products	$752	$746	$743	$737	$2,978
Internet	52	55	60	63	230
Other	9	1	2	1	13

Total Operating Revenue	813	802	805	801	3,221

Operating Expense
Selling	171	194	168	199	732
Cost of sales (exclusive of depreciation and amortization)	162	163	149	155	629
General and administrative	99	99	88	162	448
Depreciation and amortization	23	21	23	22	89

Total Operating Expense	455	477	428	538	1,898
Operating Income	358	325	377	263	1,323
Interest expense (income), net	(6)	(7)	(8)	81	60

Income Before Provision for Income Taxes	364	332	385	182	1,263
Provision for income taxes	141	130	137	83	491

Net Income	$223	$202	$248	$99	$772

Basic and Diluted Earnings per Share (1)	$1.53	$1.38	$1.70	$.68	$5.29
Weighted average number of common shares (in millions)	146	146	146	146	146

Notes:

(1)

The number of shares issued for the spin-off of Idearc on November 17, 2006 was approximately 146 million. For basic and diluted earnings per share calculations it was assumed that approximately 146 million shares were outstanding for the entire period. No additional shares were issued through December 31, 2006.

IDEARC INC.

Consolidated Statements of Income—Pro Forma (Non-GAAP) (2)

			(dollars in millions, except per share amounts)

Unaudited	3 Mos. Ended 3/31/06	3 Mos. Ended 6/30/06	3 Mos. Ended 9/30/06	3 Mos. Ended 12/31/06	12 Mos. Ended 12/31/06
Operating Revenue
Print products	$752	$746	$743	$737	$2,978
Internet	52	55	60	63	230
Other	2	1	2	1	6

Total Operating Revenue	806	802	805	801	3,214

Operating Expense
Selling	163	186	163	194	706
Cost of sales (exclusive of depreciation and amortization)	147	153	142	151	593
General and administrative	97	97	91	93	378
Depreciation and amortization	23	21	23	22	89

Total Operating Expense	430	457	419	460	1,766
Operating Income	376	345	386	341	1,448
Interest expense (income), net	175	176	175	176	702

Income Before Provision for Income Taxes	201	169	211	165	746
Provision for income taxes	78	67	68	68	281

Net Income	$123	$102	$143	$97	$465

Basic and Diluted Earnings per Share (1)	$.84	$.70	$.98	$.67	$3.19
Weighted average number of common shares (in millions)	146	146	146	146	146

Notes:

(1)

The number of shares issued for the spin-off of Idearc on November 17, 2006 was approximately 146 million. For basic and diluted earnings per share calculations it was assumed that approximately 146 million shares were outstanding for the entire period. No additional shares were issued through December 31, 2006.

(2)	In the following schedules you will find reconciliations from reported (GAAP) results to pro forma (non-GAAP) for each of the quarters presented above.

IDEARC INC.

Consolidated Statements of Income - Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP) and Pro Forma (Non-GAAP)

						(dollars in millions, except per share amounts)
		Non-Recurring Items			Pro Forma Items
Unaudited	12 Mos. Ended 12/31/06 Reported (GAAP)	Stock Based Compensation Charge (3)	Separation Costs (4)	12 Mos. Ended 12/31/06 Adjusted (Non- GAAP)	Pension OPEB Reduction (5)	Printing Contract (6)	Debt (7)	12 Mos. Ended 12/31/06 Pro Forma (Non- GAAP)
Operating Revenue
Print products	$2,978	$—	$—	$2,978	$—	$—	$—	$2,978
Internet	230	—	—	230	—	—	—	230
Other	13	—	—	13	—	(7)	—	6

Total Operating Revenue	3,221	—	—	3,221	—	(7)	—	3,214

Operating Expense
Selling	732	—	—	732	(26)	—	—	706
Cost of sales (exclusive of depreciation and amortization)	629	—	—	629	(8)	(28)	—	593
General and administrative	448	(39)	(30)	379	(1)	—	—	378
Depreciation and amortization	89	—	—	89	—	—	—	89

Total Operating Expense	1,898	(39)	(30)	1,829	(35)	(28)	—	1,766

Operating Income	1,323	39	30	1,392	35	21	—	1,448
Interest expense (income), net	60	—	—	60	—	—	642	702

Income Before Provision for Income Taxes	1,263	39	30	1,332	35	21	(642)	746
Provision for income taxes	491	15	4	510	13	8	(250)	281

Net Income	$772	$24	$26	$822	$22	$13	$(392)	$465

Basic and Diluted Earnings per Share (1)	$5.29	$.17	$.18	$5.64	$.15	$.09	$(2.69)	$3.19

Operating Income	$1,323	$39	$30	$1,392	$35	$21	$—	$1,448
Depreciation and Amortization	89	—	—	89	—	—	—	89

OIBITDA (non-GAAP) (2)	$1,412	$39	$30	$1,481	$35	$21	$—	$1,537

OIBITDA (non-GAAP) margin (2)	43.8%			46.0%				47.8%

Notes:

(1)

The number of shares issued for the spin-off of Idearc on November 17, 2006 was approximately 146 million. For basic and diluted earnings per share calculations it was assumed that approximately 146 million shares were outstanding for the entire period. No additional shares were issued through December 31, 2006.

(2)	OIBITDA is a non-GAAP measure that represents Operating Income Before Interest, Taxes, Depreciation, and Amortization. OIBITDA margin is calculated by dividing OIBITDA by total operating revenue.
(3)

The stock-based compensation charge reflects a one-time adjustment to record stock compensation expense of $39 million associated with Verizon stock-based compensation and other stock-based awards that vested at the time of spin.

(4)	Separation costs are non-recurring costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.
(5)

On-going net pension and OPEB expenses are expected to be reduced, primarily as a result of the 414(l) pension asset transfer from the Verizon Pension Plan as the result of the Idearc spin-off from Verizon. This pro forma adjustment is to reflect the expected on-going pension and OPEB cost levels during this historical period.

(6)

Reflects the impact of entering into a new printing contract with R.R. Donnelley and Sons which resulted in exiting the commercial printing business ($7 million in revenue and $4 million in costs) and a reduction in printing cost rates.

(7)

As a result of the spin on November 17, 2006, Idearc now has $9.1 billion of debt and will incur interest expense that it did not incur in the past. This pro forma adjustment is to reflect the ongoing interest expense levels during this historical period.

IDEARC INC.

Consolidated Statements of Income - Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP) and Pro Forma (Non-GAAP)

					(dollars in millions, except per share amounts)
		Non-Recurring Items			Pro Forma Items
Unaudited	3 Mos. Ended 3/31/06 Reported (GAAP)	Stock Based Compensation Charge (3)	Separation Costs (4)	3 Mos. Ended 3/31/06 Adjusted (Non- GAAP)	Pension OPEB Reduction (5)	Printing Contract (6)	Debt (7)	3 Mos. Ended 3/31/06 Pro Forma (Non- GAAP)
Operating Revenue
Print products	$752	$—	$—	$752	$—	$—	$—	$752
Internet	52	—	—	52	—	—	—	52
Other	9	—	—	9	—	(7)	—	2

Total Operating Revenue	813	—	—	813	—	(7)	—	806

Operating Expense
Selling	171	—	—	171	(8)	—	—	163
Cost of sales (exclusive of depreciation and amortization)	162	—	—	162	(2)	(13)	—	147
General and administrative	99	—	—	99	(2)	—	—	97
Depreciation and amortization	23	—	—	23	—	—	—	23

Total Operating Expense	455	—	—	455	(12)	(13)	—	430

Operating Income	358	—	—	358	12	6	—	376
Interest expense (income), net	(6)	—	—	(6)	—	—	181	175

Income Before Provision for Income Taxes	364	—	—	364	12	6	(181)	201
Provision for income taxes	141	—	—	141	4	3	(70)	78

Net Income	$223	$—	$—	$223	$8	$3	$(111)	$123

Basic and Diluted Earnings per Share (1)	$1.53	$—	$—	$1.53	$.05	$.02	$(.76)	$.84

Operating Income	$358	$—	$—	$358	$12	$6	$—	$376
Depreciation and Amortization	23	—	—	23	—	—	—	23

OIBITDA (non-GAAP) (2)	$381	$—	$—	$381	$12	$6	$—	$399

OIBITDA (non-GAAP) margin (2)	46.9%			46.9%				49.5%

Notes:

(1)

The number of shares issued for the spin-off of Idearc on November 17, 2006 was approximately 146 million. For basic and diluted earnings per share calculations it was assumed that approximately 146 million shares were outstanding for the entire period. No additional shares were issued through December 31, 2006.

(2)	OIBITDA is a non-GAAP measure that represents Operating Income Before Interest, Taxes, Depreciation, and Amortization. OIBITDA margin is calculated by dividing OIBITDA by total operating revenue.
(3)

The stock-based compensation charge reflects a one-time adjustment to record stock compensation expense associated with Verizon stock-based compensation and other stock-based awards that vested at the time of spin.

(4)	Separation costs are non-recurring costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.
(5)

On-going net pension and OPEB expenses are expected to be reduced, primarily as a result of the 414(l) pension asset transfer from the Verizon Pension Plan as the result of the Idearc spin-off from Verizon. This pro forma adjustment is to reflect the expected on-going pension and OPEB cost levels during this historical period.

(6)

Reflects the impact of entering into a new printing contract with R.R. Donnelley and Sons which resulted in exiting the commercial printing business ($7 million in revenue and $4 million in costs) and a reduction in printing cost rates.

(7)

As a result of the spin on November 17, 2006, Idearc now has $9.1 billion of debt and will incur interest expense that it did not incur in the past. This pro forma adjustment is to reflect the ongoing interest expense levels during this historical period.

IDEARC INC.

Consolidated Statements of Income - Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP) and Pro Forma (Non-GAAP)

						(dollars in millions, except per share amounts)
		Non-Recurring Items			Pro Forma Items
Unaudited	3 Mos. Ended 6/30/06 Reported (GAAP)	Stock Based Compensation Charge (3)	Separation Costs (4)	3 Mos. Ended 6/30/06 Adjusted (Non- GAAP)	Pension OPEB Reduction (5)	Printing Contract (6)	Debt (7)	3 Mos. Ended 6/30/06 Pro Forma (Non- GAAP)

Operating Revenue
Print products	$746	$—	$—	$746	$—	$—	$—	$746
Internet	55	—	—	55	—	—	—	55
Other	1	—	—	1	—	—	—	1

Total Operating Revenue	802	—	—	802	—	—	—	802

Operating Expense
Selling	194	—	—	194	(8)	—	—	186
Cost of sales (exclusive of depreciation and amortization)	163	—	—	163	(2)	(8)	—	153
General and administrative	99	—	—	99	(2)	—	—	97
Depreciation and amortization	21	—	—	21	—	—	—	21

Total Operating Expense	477	—	—	477	(12)	(8)	—	457

Operating Income	325	—	—	325	12	8	—	345
Interest expense (income), net	(7)	—	—	(7)	—	—	183	176

Income Before Provision for Income Taxes	332	—	—	332	12	8	(183)	169
Provision for income taxes	130	—	—	130	5	3	(71)	67

Net Income	$202	$—	$—	$202	$7	$5	$(112)	$102

Basic and Diluted Earnings per Share (1)	$1.38	$—	$—	$1.38	$.05	$.04	$(.77)	$.70

Operating Income	$325	$—	$—	$325	$12	$8	$—	$345
Depreciation and Amortization	21	—	—	21	—	—	—	21

OIBITDA (non-GAAP) (2)	$346	$—	$—	$346	$12	$8	$—	$366

OIBITDA (non-GAAP) margin (2)	43.1%			43.1%				45.6%

Notes:

(1)

The number of shares issued for the spin-off of Idearc on November 17, 2006 was approximately 146 million. For basic and diluted earnings per share calculations it was assumed that approximately 146 million shares were outstanding for the entire period. No additional shares were issued through December 31, 2006.

(2)	OIBITDA is a non-GAAP measure that represents Operating Income Before Interest, Taxes, Depreciation, and Amortization. OIBITDA margin is calculated by dividing OIBITDA by total operating revenue.
(3)

The stock-based compensation charge reflects a one-time adjustment to record stock compensation expense associated with Verizon stock-based compensation and other stock-based awards that vested at the time of spin.

(4)	Separation costs are non-recurring costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.
(5)

On-going net pension and OPEB expenses are expected to be reduced, primarily as a result of the 414(l) pension asset transfer from the Verizon Pension Plan as the result of the Idearc spin-off from Verizon. This pro forma adjustment is to reflect the expected on-going pension and OPEB cost levels during this historical period.

(6)	Reflects the impact of entering into a new printing contract with R.R. Donnelley and Sons which resulted in a reduction in printing cost rates.
(7)

As a result of the spin on November 17, 2006, Idearc now has $9.1 billion of debt and will incur interest expense that it did not incur in the past. This pro forma adjustment is to reflect the ongoing interest expense levels during this historical period.

IDEARC INC.

Consolidated Statements of Income - Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP) and Pro Forma (Non-GAAP)

						(dollars in millions, except per share amounts)
		Non-Recurring Items			Pro Forma Items
Unaudited	3 Mos. Ended 9/30/06 Reported (GAAP)	Stock Based Compensation Charge (3)	Separation Costs (4)	3 Mos. Ended 9/30/06 Adjusted (Non- GAAP)	Pension OPEB Reduction (5)	Printing Contract (6)	Debt (7)	3 Mos. Ended 9/30/06 Pro Forma (Non- GAAP)
Operating Revenue
Print products	$743	$—	$—	$743	$—	$—	$—	$743
Internet	60	—	—	60	—	—	—	60
Other	2	—	—	2	—	—	—	2

Total Operating Revenue	805	—	—	805	—	—	—	805

Operating Expense
Selling	168	—	—	168	(5)	—	—	163
Cost of sales (exclusive of depreciation and amortization)	149	—	—	149	(3)	(4)	—	142
General and administrative	88	—	(2)	86	5	—	—	91
Depreciation and amortization	23	—	—	23	—	—	—	23

Total Operating Expense	428	—	(2)	426	(3)	(4)	—	419

Operating Income	377	—	2	379	3	4	—	386
Interest expense (income), net	(8)	—	—	(8)	—	—	183	175

Income Before Provision for Income Taxes	385	—	2	387	3	4	(183)	211
Provision for income taxes	137	—	1	138	1	1	(72)	68

Net Income	$248	$—	$1	$249	$2	$3	$(111)	$143

Basic and Diluted Earnings per Share (1)	$1.70	$—	$.01	$1.71	$.01	$.02	$(.76)	$.98

Operating Income	$377	$—	$2	$379	$3	$4	$—	$386
Depreciation and Amortization	23	—	—	23	—	—	—	23

OIBITDA (non-GAAP) (2)	$400	$—	$2	$402	$3	$4	$—	$409

OIBITDA (non-GAAP) margin (2)	49.7%			49.9%				50.8%

Notes:

(1)

The number of shares issued for the spin-off of Idearc on November 17, 2006 was approximately 146 million. For basic and diluted earnings per share calculations it was assumed that approximately 146 million shares were outstanding for the entire period. No additional shares were issued through December 31, 2006.

(2)	OIBITDA is a non-GAAP measure that represents Operating Income Before Interest, Taxes, Depreciation, and Amortization. OIBITDA margin is calculated by dividing OIBITDA by total operating revenue.
(3)

The stock-based compensation charge reflects a one-time adjustment to record stock compensation expense associated with Verizon stock-based compensation and other stock-based awards that vested at the time of spin.

(4)	Separation costs are non-recurring costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.
(5)

On-going net pension and OPEB expenses are expected to be reduced, primarily as a result of the 414(l) pension asset transfer from the Verizon Pension Plan as the result of the Idearc spin-off from Verizon. This pro forma adjustment is to reflect the expected on-going pension and OPEB cost levels during this historical period.

(6)	Reflects the impact of entering into a new printing contract with R.R. Donnelley and Sons which resulted in a reduction in printing cost rates.
(7)

As a result of the spin on November 17, 2006, Idearc now has $9.1 billion of debt and will incur interest expense that it did not incur in the past. This pro forma adjustment is to reflect the ongoing interest expense levels during this historical period.

IDEARC INC.

Consolidated Statements of Income - Reconciliation from Reported (GAAP) to Adjusted (Non-GAAP) and Pro Forma (Non-GAAP)

				(dollars in millions, except per share amounts)
		Non-Recurring Items			Pro Forma Items
Unaudited	3 Mos. Ended 12/31/06 Reported (GAAP)	Stock Based Compensation Charge (3)	Separation Costs (4)	3 Mos. Ended 12/31/06 Adjusted (Non- GAAP)	Pension OPEB Reduction (5)	Printing Contract (6)	Debt (7)	3 Mos. Ended 12/31/06 Pro Forma (Non- GAAP)
Operating Revenue
Print products	$737	$—	$—	$737	$—	$—	$—	$737
Internet	63	—	—	63	—	—	—	63
Other	1	—	—	1	—	—	—	1

Total Operating Revenue	801	—	—	801	—	—	—	801

Operating Expense
Selling	199	—	—	199	(5)	—	—	194
Cost of sales (exclusive of depreciation and amortization)	155	—	—	155	(1)	(3)	—	151
General and administrative	162	(39)	(28)	95	(2)	—	—	93
Depreciation and amortization	22	—	—	22	—	—	—	22

Total Operating Expense	538	(39)	(28)	471	(8)	(3)	—	460

Operating Income	263	39	28	330	8	3	—	341
Interest expense (income), net	81	—	—	81	—	—	95	176

Income Before Provision for Income Taxes	182	39	28	249	8	3	(95)	165
Provision for income taxes	83	15	3	101	3	1	(37)	68

Net Income	$99	$24	$25	$148	$5	$2	$(58)	$97

Basic and Diluted Earnings per Share (1)	$.68	$.17	$.17	$1.02	$.03	$.01	$(.40)	$.67

Operating Income	$263	$39	$28	$330	$8	$3	$—	$341
Depreciation and Amortization	22	—	—	22	—	—	—	22

OIBITDA (non-GAAP) (2)	$285	$39	$28	$352	$8	$3	$—	$363

OIBITDA (non-GAAP) margin (2)	35.6%			43.9%				45.3%

Notes:

(1)

The number of shares issued for the spin-off of Idearc on November 17, 2006 was approximately 146 million. For basic and diluted earnings per share calculations it was assumed that approximately 146 million shares were outstanding for the entire period. No additional shares were issued through December 31, 2006.

(2)	OIBITDA is a non-GAAP measure that represents Operating Income Before Interest, Taxes, Depreciation, and Amortization. OIBITDA margin is calculated by dividing OIBITDA by total operating revenue.
(3)

The stock-based compensation charge reflects a one-time adjustment to record stock compensation expense of $39 million associated with Verizon stock-based compensation and other stock-based awards that vested at the time of spin.

(4)	Separation costs are non-recurring costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.
(5)

On-going net pension and OPEB expenses are expected to be reduced, primarily as a result of the 414(l) pension asset transfer from the Verizon Pension Plan as the result of the Idearc spin-off from Verizon. This pro forma adjustment is to reflect the expected on-going pension and OPEB cost levels during this historical period.

(6)	Reflects the impact of entering into a new printing contract with R.R. Donnelley and Sons which resulted in a reduction in printing cost rates.
(7)

As a result of the spin on November 17, 2006, Idearc now has $9.1 billion of debt and will incur interest expense that it did not incur in the past. This pro forma adjustment is to reflect the ongoing interest expense levels during this historical period.